                                                                    EXHIBIT 99.1

                                                                          Form 1
TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: APRIL 30, 2003

In re:   American Architectural Products Corporation     CASE NO: 00-43726
         Debtor                                          CHAPTER 11
                                                         Judge: Bodoh

As debtor in possession, I affirm:

     1. That I have reviewed the financial statements attached hereto, consisting of:

            a.  Operating Statement (Form 2)

            b.  Balance Sheet (Form 3)

            c.  Summary of Operations (Form 4)

            d.  Monthly Cash Statement (Form 5)

            e.  Statement of Compensation (Form 6)
         and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

     2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect except as follows:

                The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

     3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

     4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

May 30, 2003                              /s/ Joseph Dominijanni
Date                                      --------------------------------------
                                          Joseph Dominijanni, President
                                          Debtor in Possession

                                          724-940-2330
                                          Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.     CASE NUMBER 00-43276

NOTES:

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:

     AAPC Two Acquisition Company           AAPC Three Acquisition Company
     AAPC Four Acquisition Company          AAPC Five Acquisition Company
     AAPC Six Acquisition Company           AGI Liquidation Company 2002; f/k/a
                                              American Glassmith Company
     AWS Liquidation Company 2002,          BBP Liquidation Company 2002, f/k/a
        f/k/a American Weather-Seal           Binnings Building Products, Inc.
        Company
     Danvid Window Company                  Denver Window Company
     Eagle Window and Door Center, Inc.     E&T 2002 Liquidation Company, f/k/a
                                              Eagle and Taylor Company
     Forte, Inc.                            Fortified Window and Door Company,
                                              f/k/a AAPC One Acquisition
                                              Company
     Modern Window Corporation              Thermetic Glass, Inc.
     VinylSource, Inc.                      WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.

New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company sold one building owned by AWS Liquidation Company on February 28, 2003. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

The Company sold the assets of Danvid Window Company on April 1, 2003. The proceeds from the sale were deposited in a Dreyfus Government Cash Management Account with National City Bank.

In April 2003, the Company closed the Dreyfus Government Cash Management Account and transferred the balance to an Investment Sweep Account with National City Bank.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                           FORM 2
OPERATING STATEMENT
FOR THE MONTH ENDED APRIL 30, 2003

                                                          AMERICAN      BINNINGS        DANVID
                                         AMERICAN       WEATHER-SEAL    BUILDING        WINDOW     EAGLE & TAYLOR
                                       GLASSMITH INC.     COMPANY       PRODUCTS        COMPANY       COMPANY
                                       --------------   ------------    --------        -------       -------
 Net Sales                             $         -       $       -      $      -      $(100,480)     $       -

Cost of Sales                                    -               -             -        (77,290)             -
                                       -----------------------------------------------------------------------
       Gross Profit                              -               -             -        (23,190)             -

Selling Expense                                  -               -             -             (3)             -
General and Administrative Expenses              -               -             -              -              -
                                       -----------------------------------------------------------------------
       Income (Loss) from Operations             -               -             -        (23,187)             -

Interest Expense, net                            -               -             -                             -
Reorganization Costs                             -               -             -                             -
Other (Income) Expense                      (1,685)         45,627       (71,646)      (664,183)       437,042
                                       -----------------------------------------------------------------------
       Income (Loss) Before Taxes            1,685         (45,627)       71,646        640,996       (437,042)

Income Taxes                                     -               -             -              -              -
                                       -----------------------------------------------------------------------
       Net Income (Loss)               $     1,685      $ (45,627)      $ 71,646      $ 640,996      $(437,042)
                                       =======================================================================

                                          DENVER       EAGLE WINDOW
                                          WINDOW         AND DOOR      THERMETIC
                                          COMPANY       CENTER INC.    GLASS INC.    FORTE, INC.     CORPORATE
                                          -------      ------------    ----------    -----------     ---------
 Net Sales                               $       -      $       -      $       -     $        -      $       -
Cost of Sales                                    -              -              -              -              -
                                         ---------------------------------------------------------------------
       Gross Profit                              -              -              -              -              -

Selling Expense                                  -              -              -              -
General and Administrative Expenses              -              -              -              -        180,777
                                         ---------------------------------------------------------------------
       Income (Loss) from Operations             -              -              -              -       (180,777)

Interest Expense, net                            -              -              -              -
Reorganization Costs                             -              -              -              -         87,767
Other (Income) Expense                         250            250         (2,186)        (7,157)       (56,284)
                                         ---------------------------------------------------------------------
       Income (Loss) Before Taxes             (250)          (250)         2,186          7,157       (212,260)

Income Taxes                                     -              -              -              -              -
                                         ---------------------------------------------------------------------
       Net Income (Loss)                 $    (250)     $    (250)     $   2,186     $    7,157      $(212,260)
                                         =====================================================================

THE FOLLOWING COMPANIES ARE INACTIVE:

    Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
    AAPC Two Acquisition Corporation       AAPC Three Acquisition Corporation
    AAPC Three Acquisition Corporation     AAPC Four Acquisition Corporation
    AAPC Four Acquisition Corporation      AAPC Five Acquisition Corporation
    AAPC Five Acquisition Corporation      AAPC Six Acquisition Corporation
    AAPC Six Acquisition Corporation
    Modern Window Company
    Vinylsource, Inc.
    WIG Liquidation Company

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                           FORM 3
BALANCE SHEETS
APRIL 30, 2003


                                                                                  AMERICAN          BINNINGS
                                                                AMERICAN        WEATHER-SEAL        BUILDING       DANVID WINDOW
                                                              GLASSMITH INC.       COMPANY          PRODUCTS          COMPANY
                                                              --------------    ------------        --------          -------
ASSETS
Cash                                                          $          -      $          -      $          -      $     (6,107)
Accounts receivable - Pre-petition                                       -                 -             9,161                 -
Accounts receivable - Post-petition                                      -                 -                 -                 -
                                                              ------------------------------------------------------------------
  Gross Accounts receivable                                              -                 -             9,161                 -
Less: Allowance for Doubtful Accounts                                    -                 -                 -                 -
                                                              ------------------------------------------------------------------
  Net Accounts Receivable                                                -                 -             9,161                 -
Intercompany A/R-A/P                                                     -                 -                 -                 -
Inventories                                                              -                 -                 -                 -
Prepaid expenses and other current assets                                -                 -                 -            32,271
                                                              ------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                                 -                 -             9,161            26,164
Property, plant & equipment, net                                         -           852,880                 -                 -
Deposits and other assets                                                -                 -         1,502,640                 -
                                                              ------------------------------------------------------------------
    TOTAL NON-CURRENT ASSETS                                             -           852,880         1,502,640                 -
                                                              ------------------------------------------------------------------
                                                              $          -      $    852,880      $  1,511,801      $     26,164
                                                              ==================================================================

LIABILITIES
Accounts payable - Pre-petition                               $    516,488      $  1,842,994      $  2,913,563      $  1,052,878
Accounts payable - Post-petition                                         -                 -                 -                 -
                                                              ------------------------------------------------------------------
  Total Accounts payable                                           516,488         1,842,994         2,913,563         1,052,878
Accrued expenses - Other                                            25,685           596,420           933,791           283,249
Accrued expenses - Payroll - Post-petition                               -                 -                 -                 -
Current Portion of Long Term Debt                                        -                 -                 -                 -
Current portion of capital lease obligations                             -                 -                 -                 -
                                                              ------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                      542,173         2,439,414         3,847,354         1,336,127

Long-term capital lease obligations, less current portion                -                 -                 -                 -
Intercompany investment                                          3,201,662        38,367,561        26,446,907        17,803,365
Intercompany payable/(receivable)                                 (655,792)      (10,169,557)       19,971,071        (7,138,244)
Accrued warranty obligations, less current portion                       -                 -                 -                 -
Other liabilities                                                        -                 -                 -                 -
                                                              ------------------------------------------------------------------
    TOTAL LONG-TERM LIABILITIES                                  2,545,870        28,198,004        46,417,978        10,665,121
                                                              ------------------------------------------------------------------
    TOTAL LIABILITIES                                            3,088,043        30,637,418        50,265,332        12,001,248

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                      -                 -                 -               765
Additional paid in capital                                               -                 -                 -         1,008,849
Treasury stock                                                           -                 -                 -                 -
Retained earnings                                               (3,088,043)      (29,784,538)      (48,753,531)      (12,984,698)
                                                              ------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                        (3,088,043)      (29,784,538)      (48,753,531)      (11,975,084)
                                                              ------------------------------------------------------------------
                                                              $          -      $    852,880      $  1,511,801      $     26,164
                                                              ==================================================================

                                                                                                  EAGLE WINDOW
                                                             EAGLE & TAYLOR    DENVER WINDOW        AND DOOR
                                                                 COMPANY           COMPANY         CENTER INC.
                                                                 -------           -------         -----------
ASSETS
Cash                                                          $          -      $          -      $          -
Accounts receivable - Pre-petition                                       -                 -                 -
Accounts receivable - Post-petition                                      -                 -                 -
                                                              ------------------------------------------------
  Gross Accounts receivable                                              -                 -                 -
Less: Allowance for Doubtful Accounts                                    -                 -                 -
                                                              ------------------------------------------------
  Net Accounts Receivable                                                -                 -                 -
Intercompany A/R-A/P                                               713,303        (1,014,274)                -
Inventories                                                              -                 -                 -
Prepaid expenses and other current assets                            8,990                 -                 -
                                                              ------------------------------------------------
    TOTAL CURRENT ASSETS                                           722,293        (1,014,274)                -

Property, plant & equipment, net                                   300,000                 -                 -
Deposits and other assets                                                -                 -                 -
                                                              ------------------------------------------------
    TOTAL NON-CURRENT ASSETS                                       300,000                 -                 -
                                                              ------------------------------------------------
                                                              $  1,022,293      $ (1,014,274)     $          -
                                                              ================================================
LIABILITIES
Accounts payable - Pre-petition                               $    945,635      $     31,372      $        502
Accounts payable - Post-petition                                         -                 -                 -
                                                              ------------------------------------------------
  Total Accounts payable                                           945,635            31,372               502
Accrued expenses - Other                                                 -                 -                 -
Accrued expenses - Payroll - Post-petition                               -                 -                 -
Current Portion of Long Term Debt                                        -                 -                 -
Current portion of capital lease obligations                             -                 -                 -
                                                              ------------------------------------------------
    TOTAL CURRENT LIABILITIES                                      945,635            31,372               502

Long-term capital lease obligations, less current portion                -                 -                 -
Intercompany investment                                         11,990,385           221,015                 -
Intercompany payable/(receivable)                              (92,817,380)                -         3,219,632
Accrued warranty obligations, less current portion                       -                 -                 -
Other liabilities                                                        -                 -                 -
                                                              ------------------------------------------------
    TOTAL LONG-TERM LIABILITIES                                (80,826,995)          221,015         3,219,632
                                                              ------------------------------------------------
    TOTAL LIABILITIES                                          (79,881,360)          252,387         3,220,134

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                  2,000                 -                 -
Additional paid in capital                                               -                 -                 -
Treasury stock                                                           -                 -                 -
Retained earnings                                               80,901,653        (1,266,661)       (3,220,134)
                                                              ------------------------------------------------
     TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                       80,903,653        (1,266,661)       (3,220,134)
                                                              ------------------------------------------------
                                                              $  1,022,293      $ (1,014,274)     $          -
                                                              ================================================

                                                                THERMETIC
                                                                GLASS INC.         FORTE, INC.        CORPORATE
                                                                ----------         -----------        ---------
ASSETS
Cash                                                          $           -      $           -      $  58,514,708
Accounts receivable - Pre-petition                                        -                  -                  -
Accounts receivable - Post-petition                                       -                  -              3,849
                                                              ---------------------------------------------------
  Gross Accounts receivable                                               -                  -              3,849
Less: Allowance for Doubtful Accounts                                     -                  -                  -
                                                              ---------------------------------------------------
  Net Accounts Receivable                                                 -                  -              3,849
Intercompany A/R-A/P                                                      -                  -                  -
Inventories                                                               -                  -                  -
Prepaid expenses and other current assets                                 -                  -            465,187
                                                              ---------------------------------------------------
    TOTAL CURRENT ASSETS                                                  -                  -         58,983,744

Property, plant & equipment, net                                          -            200,000          1,326,019
Deposits and other assets                                                 -                  -            538,868
                                                              ---------------------------------------------------
    TOTAL NON-CURRENT ASSETS                                              -            200,000          1,864,887
                                                              ---------------------------------------------------
                                                              $           -      $     200,000      $  60,848,631
                                                              ===================================================

LIABILITIES
Accounts payable - Pre-petition                               $      31,321      $           -      $     902,474
Accounts payable - Post-petition                                          -                  -            274,923
                                                              ---------------------------------------------------
  Total Accounts payable                                             31,321                  -          1,177,397
Accrued expenses - Other                                              5,000                  -         18,360,681
Accrued expenses - Payroll - Post-petition                                -                  -             65,009
Current Portion of Long Term Debt                                         -                  -        132,500,000
Current portion of capital lease obligations                              -                  -                  -
                                                              ---------------------------------------------------
    TOTAL CURRENT LIABILITIES                                        36,321                  -        152,103,087

Long-term capital lease obligations, less current portion                 -                  -                  -
Intercompany investment                                           4,201,527            366,907       (105,926,487)
Intercompany payable/(receivable)                                 6,434,983         17,346,112         63,808,572
Accrued warranty obligations, less current portion                        -                  -                  -
Other liabilities                                                         -                  -                  -
                                                              ---------------------------------------------------
    TOTAL LONG-TERM LIABILITIES                                  10,636,510         17,713,019        (42,117,915)
                                                              ---------------------------------------------------
    TOTAL LIABILITIES                                            10,672,831         17,713,019        109,985,172

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;                       -            484,601          1,661,466
Additional paid in capital                                                -          5,276,329          6,934,698
Treasury stock                                                            -                  -           (100,000)
Retained earnings                                               (10,672,831)       (23,273,949)       (57,632,705)
                                                              ---------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                        (10,672,831)       (17,513,019)       (49,136,541)
                                                              ---------------------------------------------------
                                                              $           -      $     200,000      $  60,848,631
                                                              ===================================================

THE FOLLOWING COMPANIES ARE INACTIVE:

Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
AAPC Two Acquisition Corporation        AAPC Three Acquisition Corporation
AAPC Three Acquisition Corporation      AAPC Four Acquisition Corporation
AAPC Four Acquisition Corporation       AAPC Five Acquisition Corporation
AAPC Five Acquisition Corporation       AAPC Six Acquisition Corporation
AAPC Six Acquisition Corporation
Modern Window Company
Vinylsource, Inc.
WIG Liquidation Company

Monthly Summary of Operations                                             Form 4
DANVID WINDOW COMPANY                                       Case Number 00-43726
Period Ended: APRIL 30, 2003
Schedule of Postpetition Taxes Payable

                               Beginning         Accrued/    Payments/          Ending
                                Balance          Withheld    Deposits           Balance
                               ---------         --------    ---------          -------
Income taxes withheld:
Federal                         $     -          $      -   $        -          $     -
State                                 -                 -            -                -
Local                                 -                                               -

FICA withheld                         -                 -            -                -

Employers FICA                        -                 -            -                -

Unemployment tax:
Federal                               -                 -            -                -
State                                 -                 -            -                -

Sales, use & excise              67,121                 -            -           67,121

Property tax                          -                 -            -                -

Other taxes                           -                 -            -                -

                                -------------------------------------------------------
Total                           $67,121          $      -   $        -          $67,121
                                =======================================================

Aging of accounts receivable and post-petition accounts payable

   Age in days               0-30        30-60       Over 60       Total
                             ----        -----       -------       -----
Post petition
accounts payable             $ -          $ -          $ -          $ -

Accounts receivable          $ -          $ -          $ -          $ -

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Monthly Summary of Operations                                             Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: APRIL 30, 2003                                Case Number 00-43726
Schedule of Postpetition Taxes Payable

                             Beginning     Accrued/     Payments/    Ending
                              Balance      Withheld     Deposits     Balance
                              -------      --------     --------     -------
Income taxes withheld:
Federal                         $ -          $ -          $ -          $ -
State                             -            -            -            -
Local                             -            -            -            -

FICA withheld                     -            -            -            -

Employers FICA                    -            -            -            -

Unemployment tax:
Federal                           -            -            -            -
State                             -            -            -            -

Sales, use & excise               -            -            -            -

Property tax                      -            -            -            -

Other taxes                       -            -            -            -
                             ---------------------------------------------
Total                           $ -          $ -          $ -          $ -
                             =============================================

Aging of accounts receivable and post-petition accounts payable

Age in days              0-30               30-60          Over 60            Total
                         ----               -----          -------            -----
Post petition
accounts payable       $ 212,979             $ -           $ 61,944         $ 274,923

Accounts recievable               Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                     AMERICAN ARCHITECTURAL PRODUCTS CORP.                Form 4
                         ACCOUNTS PAYABLE AGING DETAIL
                                 APRIL 30, 2003             Case Number 00-43726

                   DATE                                  NAME                         OPEN BALANCE
                ----------              -----------------------------------------     ------------
1 - 30
                04/03/2003              Squire, Sanders & Dempsey LLP                   99,433.50
                04/03/2003              Squire, Sanders & Dempsey LLP                    8,760.15
                04/29/2003              Arter & Hadden LLP                               6,967.27
                04/10/2003              Howland Springs Water Co., Inc.                     15.26
                04/23/2003              Pacer Service Center                                13.72
                04/29/2003              State Workman's Insurance Fund                   1,484.00
                04/29/2003              Alliant Energy                                      39.40
                04/24/2003              Merrill Lynch, Pierce, Fenner & Smith Inc        4,902.50
                04/23/2003              Florida Surplus Lines Service Office                49.96
                04/23/2003              Florida Surplus Lines Service Office               832.70
                04/23/2003              Aqua Systems                                        26.45
                03/13/2003              Kramer Levin Naftalis & Frankel LLP             16,555.50
                03/13/2003              Kramer Levin Naftalis & Frankel LLP                707.87
                03/13/2003              Kramer Levin Naftalis & Frankel LLP             21,115.00
                03/13/2003              Kramer Levin Naftalis & Frankel LLP                503.55
                03/20/2003              Kramer Levin Naftalis & Frankel LLP             50,995.50
                03/20/2003              Kramer Levin Naftalis & Frankel LLP                581.81
                04/08/2003              Corporate Express-Wexford                           (5.43)
                                                                                       ----------
Total 1 - 30                                                                           212,978.71

31 - 60
Total 31 - 60

> 60

                11/01/2000              Ameritech                                          553.51      In dispute
                01/12/2001              ADP, Inc.                                        3,632.62      In dispute
                                                                                                       Will be paid upon
                03/28/2002              Kramer Levin Naftalis & Frankel LLP             47,609.21      confirmation and submission
                                                                                                       of final fee application
                                                                                                       Will be paid upon
                12/16/2002              Squire, Sanders & Dempsey LLP                    7,958.40      confirmation and submission
                                                                                                       of final fee application
                                                                                                       Will be paid upon
                12/02/2002              Nadler Nadler & Burdman Co.                      2,190.30      confirmation and submission
                                                                                                       of final fee application

                                                                                       ----------
Total > 60                                                                              61,944.04
                                                                                       ----------
TOTAL                                                                                  274,922.75
                                                                                       ==========

DANVID WINDOW COMPANY                                                     Form 5
Monthly Cash Statement                                      Case Number 00-43726
For the month ending April 30, 2003

                                   General        Payroll     Lockbox
                                  ----------     --------    ---------
Beginning book balance            $ (363,950)    $ 25,892    $ 317,889
Receipts                              27,122            -            -
Transfers received                   304,830            -        6,842
                                  ------------------------------------
Balance available                    (31,999)      25,892      324,730
Disbursements                              -            -            -
Transfers sent                             -            -     (324,730)
                                  ------------------------------------
Ending book balance               $  (31,999)    $ 25,892    $       0
                                  ====================================

Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:
Name and Address:                National City Bank of PA
                                 527 Chartiers Avenue
                                 McKees Rocks, PA 15136
Account Number:                 0658765843

PAYROLL ACCOUNT:
Name and Address:                Bank of America
                                 P.O. Box 798
                                 Witchita, KS 67201
Account Number:                 1390059896

LOCKBOX ACCOUNT:
Name and Address:                National City Bank of PA
                                 4100 West 150th Street
                                 Cleveland, OH 44135
Account number:                 951286

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

Date:                            May 30, 2003

Signature:                       /s/ Conni K. McIsaac
                                 --------------------------
                                 Debtor in Possession

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of April 2003

   Date          General           Payroll            Lockbox
-----------     ---------         ---------         -----------
    1           $       -         $       -         $         -
    2
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   26
   27
   28
   29
   30
   31
Void Checks        27,122
                -----------------------------------------------
 Total          $  27,122         $       -         $         -
                ===============================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Disbursements for the month of April 2003

Note: Disbursements equals checks written and other bank transfers.

   Date          General           Payroll            Lockbox
-----------     ---------         ---------         -----------
    1           $       -         $       -         $         -
    2
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   26
   27
   28
   29
   30
   31
                -----------------------------------------------
 Total          $       -         $       -         $         -
                ===============================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of April 2003 Disbursements from:

   Date          General           Payroll            Lockbox
-----------     ---------         ---------         -----------
    1           $       -         $       -         $         -
    2                                                   324,730
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   20
   21
   22
   23
   24
   25
   26
   27
   28
   29
   30
   31
                -----------------------------------------------
 Total          $       -         $       -         $   324,730
                ===============================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of April 2003 Disbursements to:

   Date          General           Payroll            Lockbox
-----------     ---------         ---------         -----------
    1           $  13,284                           $     6,842
    2              21,607
    3              34,799
    4             100,653
    5                   -
    6                   -
    7              67,579
    8              10,856
    9              12,579
   10              32,806
   11               4,514
   12                   -
   13                   -
   14                 387
   15               1,741
   16                 295
   17               1,325
   18                 370
   19                   -
   20                   -
   21                  25
   22                 565
   23
   24                   -
   25                 100
   26                 200
   27                   -
   28
   29               1,145
   30
   31
                -----------------------------------------------
 Total          $ 304,830         $       -         $     6,842
                ===============================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY CASH STATEMENT                                      Case Number 00-43726
FOR THE MONTH ENDED APRIL 30, 2003

                            NATIONAL CITY                  NATIONAL CITY    NATIONAL CITY      EURO
                            DISBURSEMENT       LOCKBOX     DISBURSEMENT      INVESTMENT      OVERNIGHT
                            -------------      -------     -------------    -------------    ----------
BEGINNING BOOK BALANCE       $   (9,535)     $         -    $   259,337      $ 50,264,773   $ 2,469,000
ADJUSTMENT                            -                -              -                 -             -
RECEIPTS                              -        6,156,706          6,066            45,503             -
TRANSFERS RECEIVED              145,623                -      8,625,706        57,740,000             -
                            ---------------------------------------------------------------------------
BALANCE AVAILABLE               136,088        6,156,706      8,891,108       108,050,276     2,469,000
DISBURSEMENTS                  (182,634)               -       (640,716)                -             -
TRANSFERS SENT                        -       (6,156,706)    (7,475,227)      (50,264,773)   (2,469,000)
                            ---------------------------------------------------------------------------
ENDING BOOK BALANCE          $  (46,546)     $         -    $   775,164      $ 57,785,503   $         -
                            ===========================================================================

Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENT ACCOUNT:
Name & Address            National City Bank
                          527 Chartiers Ave.
                          McKees Rocks, Pa 15136
Account Number               658765800     Based on account availability National City Bank invests the balance in an overnight Euro Investment

LOCKBOX ACCOUNT:
Name & Address            National City Bank
                          PO Box 951288
                          Cleveland, Ohio 44193
Account number            951288

INVESTMENT ACCOUNT
Name and Address          Dreyfus Gov't Cash Management Account
                          National City Bank
                          Pittsburgh, Pa. 15222
Account Number            4603941

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

PETTY CASH:                       $  587

Date:                          May 30, 2003

Signature:                /s/ Conni K. McIsaac
                          ---------------------------
                          Debtor in Possession

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of April 2003

Date       Disbursement     Lockbox     Investment   Investment
----       ------------     -------     ----------   ----------
  1           $  -        $ 5,556,401    $     -      $      -
  2                           344,756
  3                                 -
  4                                 -
  5                                 -
  6                                 -
  7                            43,163
  8                            13,784
  9                            62,918
 10                                 -
 11                               776
 12                                 -
 13                                 -
 14                                 -
 15
 16
 17                                 -
 18                           112,227
 19                                 -
 20                                 -
 21                                 -
 22                                 -
 23                                 -
 24                            20,748
 25                                 -
 26                                 -
 27                                 -
 28                             1,934
 29
 30
 31                                 -
 Interest                                  6,066        45,503

           ---------------------------------------------------
 Total        $  -        $ 6,156,706    $ 6,066      $ 45,503
           ===================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE CASE NUMBER      Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Disbursements for the month of April 2003
Note: Disbursements equal checks written and other payments to vendors.

                  NATIONAL CITY                          NATIONAL CITY
DATE                 CHECKS       LOCKBOX   INVESTMENT   DISBURSEMENT
----                 ------       -------   ----------   ------------
  1                 $      -        $ -        $ -         $ 30,162
  2                       71                                 22,752
  3                        -                                 35,335
  4                    6,101                                111,266
  5                                                               -
  6                                                               -
  7                        -                                 73,768
  8                                                          26,827
  9                                                          71,698
 10                   28,111                                 61,951
 11                                                           6,831
 12                                                               -
 13                                                               -
 14                        -                                 26,255
 15                                                           9,364
 16                                                           1,817
 17                   46,320                                  1,325
 18                                                             886
 19                                                               -
 20                                                               -
 21                        -                                    284
 22                                                          38,079
 23                                                          44,844
 24                                                           1,589
 25                   62,296                                 12,430
 26                                                               -
 27                        -                                      -
 28                        -                                  1,258
 29                                                          30,641
 30                   39,735                                 29,137
 31                        -                                      -
UPS
NSF Checks                                                      153
Analysis charge                                               2,065
                  -------------------------------------------------
Total               $182,634        $ -        $ -         $640,716
                  =================================================

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of April 2003
Note: Transfers represent funds transferred from/to other Bank Accounts

TRANSFERRED FROM:                                                NATIONAL CITY      EURO       NATIONAL CITY
      DATE                         DISBURSEMENT     LOCKBOX        INVESTMENT     OVERNIGHT     DISBURSEMENT
      ----                         ------------     -------        ----------    -----------    ------------
       1                              $  -        $  5,556,401    $         -    $         -    $        -
       2                                               344,756     (5,700,000)
       3                                                     -
       4                                                     -
       5                                                     -
       6                                                     -
       7                                                43,163
       8                                                13,784
       9                                                62,918
      10                                                     -
      11                                                   776
      12                                                     -
      13                                                     -
      14                                                     -
      15
      16
      17                                                     -
      18                                               112,227
      19                                                     -
      20                                                     -
      21                                                     -
      22
      23
      24                                                20,748
      25                                                     -
      26                                                     -
      27                                                     -
      28                                                 1,934     55,964,773      2,469,000
      29
      30
      31                                                     -
To Disbursement account
Interest
Adj for Euro month end difference                                                          -
To Investment Account                                                                            7,475,227
                                   -----------------------------------------------------------------------
Total                                 $  -        $  6,156,706    $50,264,773    $ 2,469,000    $7,475,227
                                   =======================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of April 2003
Note: Transfers represent funds transferred from/to other Bank Accounts

TRANSFERRED TO:                                              NATIONAL CITY      EURO      NATIONAL CITY
     DATE                           DISBURSEMENT   LOCKBOX    INVESTMENT     OVERNIGHT    DISBURSEMENT
     ----                           ------------   -------    ----------     ---------    -------------
       1                             $ 7,760.38     $  -     $          -      $  -       $5,556,400.78
       2                                  1,145                                                 344,756
       3                                    536                                                       -
       4                                  1,280                                                       -
       5                                      -                                                       -
       6                                      -                                                       -
       7                                    327                                                  43,163
       8                                    578                                                  13,784
       9                                  4,748                                                  62,918
      10                                    224                                                       -
      11                                    724                                                     776
      12                                      -                                                       -
      13                                      -                                                       -
      14                                 25,868                                                       -
      15                                    411                                                       -
      16                                  1,522                                                       -
      17                                      -                                                       -
      18                                    516                                                 112,227
      19                                      -                                                       -
      20                                      -                                                       -
      21                                    259                                                       -
      22                                 25,817
      23                                  3,629
      24                                  1,589                                                  20,748
      25                                 12,330                                                       -
      26                                      -                                                       -
      27                                      -                                                       -
      28                                  1,058                                                   1,934
      29                                 26,165
      30                                 29,137                57,740,000
      31                                      -                                                       -
 From Investment Account
 Interest
 Adj for Euro month-end difference                                                            2,469,000
 To investment account
                                    -------------------------------------------------------------------
 Total                               $  145,623     $  -     $ 57,740,000      $  -       $   8,625,706
                                    ===================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
APRIL 30, 2003                                              Case Number 00-43726

Balance per Bank                                            $775,163.93

Less: Outstanding Checks
04/17/03                            8327      1,500.00
04/17/03                            8331      1,256.00
04/25/03                            2338        650.00
04/25/03                            8340        103.71
04/25/03                            8342        782.60
04/25/03                            8343      4,190.50
04/25/03                            8345         38.01
04/25/03                            8346        146.33
04/25/03                            8347        140.93
04/30/03                            8352         17.25
04/30/03                            8353      1,278.65
04/30/03                            8354        186.55
04/30/03                            8355        945.93
04/30/03                            8356      6,877.00
04/30/03                            8357      3,190.00
04/30/03                            8358         36.85
04/30/03                            8359        214.47
04/30/03                            8360         45.78
04/30/03                            8361        350.83
04/30/03                            8362        344.99
04/30/03                            8363     10,000.00
04/30/03                            8364        250.00
04/30/03                            8365        250.00
04/30/03                            8366        250.00
04/30/03                            8367        250.00
04/30/03                            8368        250.00
04/30/03                            8369        250.00
04/30/03                            8370        250.00
04/30/03                            8371        250.00
04/30/03                            8372        250.00
04/30/03                            8373     10,000.00
04/30/03                            8374        250.00
04/30/03                            8375        250.00
04/30/03                            8376        250.00
04/30/03                            8377        250.00
04/30/03                            8378        250.00
04/30/03                            8379        250.00
04/30/03                            8380        250.00
04/30/03                            8381        250.00
                                             ---------
                                                              46,546.38
                                                            -----------
Balance per Books @ 4/30/03                                 $728,617.55
                                                            ===========

National City Disbursements Corp                             (46,546.38)
National City Disbursements Subs                             775,163.93
                                                            -----------
                                                            $728,617.55
                                                            ===========

Note: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                       MONTHLY STATEMENT OF COMPENSATION           FORM 6 (6/92)
                  For the Period : April 1 thru April 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name: GEORGE HOFMEISTER                     Capacity: --------- Principal
                                                      --------- Officer
                                                          X     Director
                                                      =========
                                                      --------- Insider

Detailed Description of Duties: CHAIRMAN OF THE BOARD

Current Compensation Paid:        NONE     Weekly           or      Monthly

                                           ---------                ----------

Current Benefits Received:        NONE     Weekly           or      Monthly

              Health Insurance             ---------                ----------
              Life Insurance               ---------                ----------
              Retirement                   ---------                ----------
              Company Vehicle              ---------                ----------
              Entertainment                ---------                ----------
              Travel                       ---------                ----------
              Other Benefits               ---------                ----------

CURRENT TOTAL:                    NONE

                                           Weekly           or      Monthly

                                           ---------                ----------

Dated: _________                           _________  _________ ________________
                                           Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION           FORM 6 (6/92)
                  For the Period : April 1 thru April 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name: JOSEPH DOMINIJANNI                    Capacity: --------- Principal
                                                          X     Officer
                                                      =========
                                                          X     Director
                                                      =========
                                                      --------- Insider

Detailed Description of Duties: INTERIM PRESIDENT AND CEO TREASURER

Current Compensation Paid:                 Weekly       or      Monthly
                                                               25,000.00
                                           ------              =========

Current Benefits Received:                 Weekly       or      Monthly

              Health Insurance             ------                      -
              Life & Disability Insurance                         415.75
                                           ------              ---------
              Retirement                   ------                      -
              Company Vehicle                                     650.00
                                           ------              ---------
              Entertainment                ------              ---------
              Travel, Food, Lodging        ------              ---------
              Other Benefits               ------              ---------

CURRENT TOTAL:

                                           Weekly       or      Monthly

                                                               26,065.75
                                           ------              =========

Dated: _________                           _______  _________  _________________
                                           Principal, Officer, Director, Insider

                        MONTHLY STATEMENT OF COMPENSATION          FORM 6 (6/92)
                  For the Period : April 1 thru April 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name: JONATHAN K. SCHOENIKE                  Capacity: ---------  Principal
                                                           X      Officer
                                                       =========
                                                       ---------  Director
                                                       ---------  Insider

Detailed Description of Duties: GENERAL COUNSEL AND SECRETARY

Current Compensation Paid:               Weekly           or      Monthly
                                                                 13,333.34
                                         ------                  =========

Current Benefits Received:               Weekly           or      Monthly

         Health Insurance                ------                          -
         Life & Disability Insurance                                153.75
                                         ------                  =========
         Retirement                      ------                          -
         Company Vehicle                                            450.00
                                         ------                  =========
         Entertainment                                                   -
                                         ------                  ---------
                                                                         -
                                         ------                  ---------
         Travel, Food, Lodging                                           -
                                         ------                  ---------
         Other Benefits                                             167.29 cell phone, legal manual
                                         ------                  ---------

CURRENT TOTAL:

                                         Weekly           or      Monthly

                                                                 14,104.38
                                         ------                  =========

Dated: _________                         _________ ________ __________________
                                         Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION           FORM 6 (6/92)
                  For the Period : April 1 thru April 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name: DOUGLAS J. THOMAS                           Capacity:  --------- Principal
                                                                 X     Officer
                                                             =========
                                                             --------- Director
                                                             --------- Insider

Detailed Description of Duties: CHIEF FINANCIAL OFFICER

Current Compensation Paid:              Weekly      or       Monthly
                                                            10,624.50
                                        ------              =========

Current Benefits Received:              Weekly      or       Monthly

          Health Insurance              ------              ---------
          Life Insurance                ------              ---------
          Retirement                    ------              ---------
          Company Vehicle               ------              ---------
          Entertainment                 ------              ---------
          Travel, Food, Lodging         ------              ---------
          Other Benefits                ------              ---------

CURRENT TOTAL:
                                        Weekly      or       Monthly

                                                            10,624.50
                                        ------              =========

Dated: _________                        _________  ____________  ____________
                                        Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION           FORM 6 (6/92)
                  For the Period : April 1 thru April 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name: DAVID J. WOLFE, JR.                         Capacity:  --------- Principal
                                                                 X     Officer
                                                             =========
                                                             --------- Director
                                                             --------- Insider

Detailed Description of Duties:  ASSISTANT GENERAL COUNSEL AND ASSISTANT
                                 SECRETARY

Current Compensation Paid:              Weekly      or        Monthly
                                                              7,148.34
                                        ------                ========

Current Benefits Received:              Weekly      or        Monthly

          Health Insurance              ------                       -
          Life & Disability Insurance                           117.85
                                        ------                ========
          Retirement                    ------                       -
          Company Vehicle                                       300.00
                                        ------                ========
          Entertainment                                              -
                                        ------                ========
          Travel, Food, Lodging                                      -
                                        ------                ========
          Other Benefits                                        160.45 cell phone, reimburse interest on taxes
                                        ------                ========

CURRENT TOTAL:
                                        Weekly      or        Monthly

                                                              7,726.64
                                        ------                ========

Dated: _________                        _________  ____________  ____________
                                        Principal, Officer, Director, Insider